SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2005

THE BEACON FINANCIAL FUTURES FUND, L.P.

(Exact name of registrant as specified in its charter)

Delaware	333-115353	20-0963234
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Beacon Management Corporation (USA) 116 Village Boulevard, Suite 210 Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 514-1801

Former Name or Former Address, if Changed Since Last Report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.01. Changes in Registrant’s Certifying Accountant

(a)	On July 15, 2005, Beacon Management Corporation (USA) (“Beacon Management”), as general partner of The Beacon Financial Futures Fund, L.P. (“Partnership”), filed a report on Form 8-K with the U.S. Securities Commission disclosing that it had dismissed Deloitte & Touche LLP (“Deloitte”) as the Partnership’s independent registered public accounting firm.

(b)	On August 1, 2005, Beacon Management engaged the services of Altschuler, Melvoin and Glasser, LLP (“AM&G”) to serve as the Partnership’s independent registered public accounting firm for the 2005 fiscal year.

(c)	During the two years ended December 31, 2004 and through the date hereof, neither the Partnership nor anyone on its behalf consulted AM&G regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Partnership’s financial statements, nor has AM&G provided to the Partnership a written report or oral advice regarding such principles or audit opinion.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description
None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 2, 2005

The Beacon Financial Futures Fund, L.P.

By:	Beacon Management Corporation (USA)
General Partner

By:	/s/ Mark S. Stratton
President

EXHIBIT INDEX

Exhibit Number	Description
None